                                                                   Exhibit 99.24


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-4
             -----------------------------------------------------

                Monthly Period:                     3/1/00  to
                                                   3/31/00
                Distribution Date:                 4/18/00
                Transfer Date:                     4/17/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                              Class A                                  $4.98740
                              Class B                                  $5.13240
                              Excess Collateral Amount                 $5.29351

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                              Class A                                  $4.98740
                              Class B                                  $5.13240
                              Excess Collateral Amount                 $5.29351

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 2

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal
        on the Certificates, per $1,000 original
        certificate principal amount
                              Class A                                  $0.00000
                              Class B                                  $0.00000
                              Excess Collateral Amount                 $0.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the
        Certificates
                              Class A                           $108,940,528.98
                              Class B                             $9,846,104.87
                              Excess Collateral Amount           $12,494,764.68
                                                          ---------------------
                              Total                             $131,281,398.53

    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of
              Finance Charge Receivables processed during
              the Monthly Period which were allocated in
              respect of the Certificates
                              Class A                            $10,918,170.83
                              Class B                               $986,790.29
                              Excess Collateral Amount            $1,252,242.65
                                                          ---------------------
                              Total                              $13,157,203.77

        (b1)  Principal Funding Investment Proceeds
              (to Class A)                                                $0.00
        (b2)  Withdrawals from Reserve Account
              (to Class A)                                                $0.00
                                                          ---------------------
              Class A Available Funds                            $10,918,170.83

        (c1)  Principal Funding Investment Proceeds
              (to Class B)                                                $0.00
        (c2)  Withdrawals from Reserve Account
              (to Class B)                                                $0.00
              Class B Available Funds                                986,790.29

        (d1)  Principal Funding Investment Proceeds
              (to CIA)                                                    $0.00
        (d2)  Withdrawals from Reserve Account
              (to CIA)                                                    $0.00
              CIA Available Funds                                  1,252,242.65

        (e1)  Total Principal Funding Investment Proceeds                  0.00
        (e2)  Investment Earnings on deposits to Reserve Account          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 3

    3.  Principal Receivable/Investor Percentages
        -----------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $36,401,753,059.56

        (b)   Invested Amount as of the last day of the
              preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)
                              Class A                           $700,000,000.00
                              Class B                            $63,253,000.00
                              Excess Collateral Amount           $80,121,000.00
                                                               ----------------
                              Total                             $843,374,000.00

        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph 3(b)
              above as a percentage of the aggregate
              amount of Principal Receivables as of the
              Record Date set forth in paragraph 3(a)
              above
                              Class A                                     1.923%
                              Class B                                     0.174%
                              Excess Collateral Amount                    0.220%
                                                                          ------
                              Total                                       2.317%

        (d)   During the Amortization Period: The Invested
              Amount as of _______ (the last day of the
              Revolving Period)
                              Class A                                     $0.00
                              Class B                                     $0.00
                              Excess Collateral Amount                    $0.00
                                                          ---------------------
                              Total                                       $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate
              amount of Principal Receivables set forth in
              paragraph 3(a) above
                              Class A                                     0.000%
                              Class B                                     0.000%
                              Excess Collateral Amount                    0.000%
                                                                          ------
                              Total                                       0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 4

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                      $429,919,820.18
        (b)   65 - 94 days                                      $308,515,296.32
        (c)   95 - 124 days                                     $259,370,109.95
        (d)   125 - 154 days                                    $229,194,360.22
        (e)   155 - 184 days                                    $213,948,592.85
        (f)   185 or more days                                            $0.00
                                                                          -----
                              Total                           $1,440,948,179.52


    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")
                              Class A                             $2,869,102.95
                              Class B                               $259,311.10
                              Excess Collateral Amount              $329,067.30
                                                                    -----------
                              Total                               $3,457,481.35

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the Excess Collateral
              Amount
                              Class A                                     $0.00
                              Class B                                     $0.00
                              Excess Collateral Amount                    $0.00
                                                          ---------------------
                              Total                                       $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 5

        (b)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                              Class A                                     $0.00
                              Class B                                     $0.00
                              Excess Collateral Amount                    $0.00
                                                          ---------------------
                              Total                                       $0.00


    7.  Investor Servicing Fee
        ----------------------
        (a)   The amount of the Investor Monthly Servicing
              Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A                               $875,000.00
                              Class B                                $79,066.25
                              Excess Collateral Amount              $100,151.25
                                                                    -----------
                              Total                               $1,054,217.50

    8.  Reallocated Principal Collections
        ---------------------------------
              The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
              Investor Charge-Offs for the prior month.

                              Class B                                     $0.00
                              Excess Collateral Amount                    $0.00
                                                                          -----
                              Total                                       $0.00

    9.  Excess Collateral Amount
        (a)   The amount of the Excess Collateral Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $80,121,000.00

    10. The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              13.80%

    11. The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     8.24%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 6


C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

        1.    Accumulation Period

        (a)   Accumulation Period commencement Date              05/01/2005

        (b)   Accumulation Period Length (months)                     2

        (c)   Accumulation Period Factor                           6.94

        (d)   Required Accumulation Factor Number                     8

        (e)   Controlled Accumulation Amount            $421,687,000.00

        (f)   Minimum Payment Rate (last 12 months)               14.06%


        2.    Principal Funding Account
              -------------------------

              Beginning Balance                                           $0.00
                  Plus: Principal Collections for related Monthly
                        Period from Principal Account                     $0.00
                  Plus: Interest on Principal Funding Account
                        Balance for related Monthly Period                $0.00

                  Less: Withdrawals to Finance Charge Accoun              $0.00
                  Less: Withdrawals to Distribution Account               $0.00
                                                                 --------------
              Ending Balance                                              $0.00

        3.    Accumulation Shortfall
              ----------------------

                    The Controlled Deposit Amount for the
                    previous Monthly Period                               $0.00

              Less: The amount deposited into the
                    Principal Funding Account for
                    the Previous Monthly Period                           $0.00

                    Accumulation Shortfall                                $0.00
                                                                 --------------
                    Aggregate Accumulation Shortfalls                     $0.00

        4.    Principal Funding Investment Shortfall
              --------------------------------------

                    Covered Amount                                        $0.00

              Less: Principal Funding Investment Proceeds                 $0.00
                                                                 --------------
                    Principal Funding Investment Shortfall                $0.00
                                                                 --------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-4
Page 7


D.  Information Regarding the Reserve Account
    -----------------------------------------

         1.  Required Reserve Account Analysis
             ---------------------------------

             (a)   Required Reserve Account Amount percentage           0.00000%

             (b)   Required Reserve Account Amount ($)                    $0.00
                   (0.5% of Invested Amount or other
                   amount designated by Transferor)

             (c)   Required Reserve Account Balance after
                   effect of any transfers on the Related
                   Transfer Date                                          $0.00

             (d)   Reserve Draw Amount transferred to the
                   Finance Charge Account on the Related
                   Transfer Date                                          $0.00


         2.  Reserve Account Investment Proceeds
             -----------------------------------
             Reserve Account Investment Proceeds transferred
             to the Finance Charge Account on the Related
             Transfer Date                                                $0.00

         3.  Withdrawals from the Reserve Account
             ------------------------------------
             Total Withdrawals from the Reserve Account
             transferred to the Finance Charge Account on the
             related Transfer Date (1(d) plus 2 above)                     0.00

         4.  The Portfolio Adjusted Yield
             ----------------------------
             The Portfolio Adjusted Yield for the related
             Monthly Period                                                4.90%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President